COVER
COMBINED ANNUAL REPORT FOR
Marketvest Equity Fund
Marketvest International Equity Fund
Marketvest Pennsylvania Intermediate Municipal Bond Fund
Marketvest Short-Term Bond Fund
Marketvest Intermediate U.S. Government Bond Fund

February 1998

MARKETVEST FUNDS
(logo)


President's Message                                   1
Investment Reviews                                    3
Portfolios of Investments                            13
Statements of Assets and Liabilities                 27
Statements of Operations                             28
Statements of Changes in Net Assets                  29
Financial Highlights                                 31
Notes to Financial Statements                        33
Report of Ernst & Young LLP, Independent Auditors    38
Directors/Trustees and Officers                      39


President's Message

Dear Shareholders:

I am pleased to present the final Annual Report of the Marketvest Group of Funds, which covers the 12-month period from March 1, 1997 through February 28, 1998. As you know, in late March the Marketvest Group of Funds merged with the ARK Funds. This event, a corresponding result of a merger between the Funds' advisers, Dauphin Deposit Bank and First Maryland Bank, has created a larger fund family with more opportunities to serve you.

This report begins with a discussion with each Marketvest fund portfolio manager, followed by a list of fund holdings and the financial statements. Listed below are the highlights for each Marketvest fund over the 12-month reporting period:

 . In a stock market environment that continued to soar to new heights, Marketvest Equity Fund achieved an extremely strong total return for the one year period ended February 28, 1998 of 31.64%, or 25.43% adjusted for the fund's sales charge.* Contributing to this total return were capital gains totaling $1.36 per share, income totaling $0.15 per share, and a net asset value increase from $11.91 to $14.00. By the end of the reporting period, the fund's net assets totaled more than $577 million.

 . Marketvest International Equity Fund invested primarily in other mutual funds that invest in foreign stocks.** The fund began operations on April 1, 1997, and by February 28, 1998, it achieved a cumulative total return of 12.95%, or 11.28% adjusted for the sales charge.* The total return was the result of capital gains totaling $0.19 per share, income totaling $0.23 per share, and a net asset value increase from $10.00 to $10.85. By the end of the reporting period, the fund's highly diversified portfolio of international stocks had attracted more than $35 million from investors seeking long-term capital appreciation.

 . Marketvest Pennsylvania Intermediate Municipal Bond Fund rewarded tax-sensitive Pennsylvania investors with double-tax-free dividends totaling $0.40 per share.*** The fund's dividends, along with a $0.19 increase in share price, produced a total return for the one year period ended February 28, 1998 of 6.68%, or 2.91% adjusted for the fund's sales charge.* Tax-sensitive Pennsylvania residents had invested more than $195 million in the fund by the end of the reporting period.

 .  The relatively conservative approach to bonds offered by Marketvest Short-
   Term Bond Fund resulted in dividend stream that totaled $0.57 per share. The fund's dividends, along with a $0.01 share price increase, produced a total return for the one year period ended February 28, 1998 of 5.98%, or 2.28% adjusted for the fund's sales charge.* Net assets totaled $133 million at the end of the reporting period.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost

** Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

***  Income may be subject to the federal alternative minimum tax.

 . Marketvest Intermediate U.S. Government Bond Fund, a portfolio of intermediate-maturity government securities, paid dividends totaling $0.67 per share. The fund's dividends, along with a $0.03 increase in share price, produced a total return for the one year period ended February 28, 1998 of 7.40%, or 3.61% adjusted for the fund's sales charge.* By the end of the reporting period, the fund's net assets reached $264 million.

Thank you for pursuing your financial goals through the Marketvest Group of Funds.

As an ARK Funds shareholder, you will continue to have all the benefits of mutual fund investing--with more choices than ever.

Sincerely,



Edward C. Gonzales
President
April 15, 1998

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Reviews

Marketvest Equity Fund

Q During 1997, the Dow Jones Industrial Average ("DJIA")* broke several records for closing values, but not without volatility as the market experienced days of large declines and advances. How did the Marketvest Equity Fund perform in this environment versus the market overall and other growth funds?

A For the 12 months ended February 28, 1998, Marketvest Equity Fund trailed the Standard & Poor's 500 Index ("S&P 500")*, but bested the DJIA. On February 28, 1998 the fund reported a total return based on net asset value of 31.64% versus total returns of 34.99% for the S&P 500 and 26.51% for the DJIA.** Although extreme volatility was prevalent for most of the year, the 4th quarter of 1997 saw especially large gyrations.

Q Where did you find value in this highly valued market?

A Although valuations appeared to be at extreme levels, we continued to acquire elective shares in the technology, health-care, and energy sectors from mid-1997 through the first quarter of 1998.

Q What notable holdings were either added to the portfolio or significantly changed the fund's position?

A Positions that were substantially reduced during late 1997, subsequent to the technology melt-down in late October, were second tier office equipment issues, semi-conducter and related companies, and electronics shares.

Q Overall, 1997 offered an ideal economic climate for stocks and the market marches on. What are your thoughts on the market at the outset of 1998?

A Although currently in uncharted territory, the equity market continues to behave amazingly well. Excessive speculation and huge cash reserves flowing into stock mutual funds are driving equity valuations to new highs almost on a daily basis. Accordingly, we are cautious on the near-term, and consequently have been in the process of redeploying sector weightings to more closely coincide with S&P 500 allocations. We will continue to look for value opportunities with a cash balance of between 5.5% and 7.5%.

* The DJIA is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole. The S&P 500 is an unmanaged broad-based index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks. Investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principle value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The quoted total return for the fund does not reflect the sales charge some customers may incur.

Marketvest Equity Fund

              Growth of $10,000 Invested in Marketvest Equity Fund

    The graph below illustrates the hypothetical investment of $10,000* in the Marketvest Equity Fund (the "Fund") from April 1, 1996 (start of performance) to February 28, 1998, compared to the Standard & Poor's 500 Index (S&P 500)+and the Lipper Growth Fund Average.++

                             [GRAPH APPEARS HERE-SEE APPENDIX]

    Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Growth Fund Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**  Total return quoted reflects all applicable sales charges.
 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

 ++ The Lipper Growth Funds Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.


Marketvest International Equity Fund

Q The turbulence in the Pacific Rim markets led to a very difficult year. What is your analysis of the international stock market?

A The Southeast Asian financial crisis has certainly impaired that region of the world. The problems incurred by these countries are serious in nature and depth. These problems were not recent in development but have evolved over many years of financial management. Likewise the solutions to the problems will not be arrived at quickly. Reviving these economies will require superior leadership to achieve the necessary economic, governmental and social changes.

The ripple effects of the crisis have been felt worldwide. The timing and intensity of these effects upon the rest of the world continues to unfold. Japan and China have received the most direct impact. Other "emerging market" nations have been affected as they have been "painted with the same brush" as Southeast Asia. The effect on the world's developed markets should be minimal in terms of lower Gross Domestic Product growth as these regions participate in very favorable global economic and market conditions.

Q As a "fund of funds," Marketvest International Equity Fund invests its assets in international mutual funds, which offers an extremely high level of diversification. How were the fund's holdings weighted among different regions?

A As of December 31, 1997, the regional diversification was as follows:

    63.46%  Europe
    13.15%  Pacific Rim
    9.20%   Japan
    7.17%   Latin America
    7.02%   Other

Q At the outset of 1998, what type of climate do you see for international stocks?

A The investment climate for the developed nations remains favorable. Globally, these nations are experiencing ideal conditions of moderate growth and low inflation. Investment opportunities in Europe are attractive as the continent prepares for the start of the Economic and Monetary Union in 1999. Also, corporate restructuring and merger activity have boosted stock prices.

Share prices in Southeast Asian countries have rebounded as bargain hunters have begun entering the marketplace. Many feel however, that there are still too many unknowns with respect to the region to commit to large scale investments. These opportunities must be evaluated in light of the characteristics each possesses in terms of the strong potential and risk.


Marketvest International Equity Fund

       Growth of $10,000 Invested in Marketvest International Equity Fund

    The graph below illustrates the hypothetical investment of $10,000* in the Marketvest International Equity Fund (the "Fund") from April 1, 1997 (start of performance)** to February 28, 1998, compared to the Europe, Australia and Far East Index+ and the Lipper International Funds Average.++

                             [GRAPH APPEARS HERE-SEE APPENDIX]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.5% ($10,000 investment minus $150 sales charge = $9,850). The Fund's performance assumes thereinvestment of all dividends and distributions. The Europe, Australia and Far East Index and the Lipper International Funds Average have been adjusted to reflect reinvestment of dividends on securities in theindex and average.

** The Marketvest International Equity Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for period from 5/31/91 (inception date of collective trust fund) to 4/1/97 when the Fund's registration statement became effective, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

***  Total return quoted reflects all applicable sales charges.

 + The Europe, Australia and Far East Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The Lipper International Funds Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

Marketvest Pennsylvania Intermediate Municipal Bond

Q With municipal interest rates and yields on municipal bonds so low, is now the right time to buy tax-exempt bonds or municipal bonds? What about concerns of investors who can barely get 5% on municipal bonds?

A Even though investors can barely get a 5% coupon on a municipal bond without paying a premium, tax-exempt bonds are very attractive when you consider other fixed income alternatives. The ratios of municipal yields to treasury yields continue to be at historically wide levels. This means that even for an investor paying a 28% marginal tax rate there is a definite advantage to owning and buying municipal bonds. If you are a Pennsylvania resident, paying both income tax and a personal property tax, the advantage is even greater. As for interest rates being so low . . . it is a sign of the times. Interest rates have continued to fall in response to moderate economic growth while experiencing very low inflation rates. When investing in bonds, one of our goals should be to maintain your purchasing power, while earning a real after tax return. Real rates are at the upper end of the historical range thanks to low inflation. So, to answer the question, we believe now is a great time to buy municipal bonds. We feel that municipal bonds should perform well going forward as demand picks-up when investors begin to realize the after-tax advantage to owning tax-exempt bonds, even if they are yielding below 5%.

Q Where do you see the most value in the municipal market place?

A As interest rates have continued their steady decline over the past several years, we have seen investors extending beyond their normal investment parameters to reach for higher yields. Investors have stepped down into the lower credit quality categories to secure these higher yields. This added demand for lower rated securities has resulted in a compression of spreads between triple-A issuers and lower quality issuers. While it is true that municipalities generally are in the best financial condition that they have been in for the last several decades, we do not necessarily believe that the extra 20-40 basis points warrants a reduction in credit standards. We continue to emphasize issues with higher quality credits and insurance.

Q With your expectations for modestly lower interest rates, how is the fund positioned?

A We continue to have a long-intermediate term bias in the fund, focusing new purchases in the 15-20 year sector of the yield curve. Changes to the portfolio reflect the bias to maximize after-tax total return, while providing a high level of current income. Moderate fluctuation in principal should be expected as interest rates change. As of February 28, 1998, the effective duration of the portfolio was 6.2 years. Effective duration is a measurement of the sensitivity of the portfolio to changes in interest rate. As noted previously, we remain focused on maintaining a high credit quality profile, insulating performance if quality spreads begin to widen.


Marketvest Pennsylvania Intermediate Municipal Bond

  Growth of $10,000 Invested in Marketvest Pennsylvania Intermediate Municipal
                                   Bond Fund

    The graph below illustrates the hypothetical investment of $10,000* in the Marketvest Pennsylvania Intermediate Municipal Bond Fund (the "Fund") from April 1, 1996 (start of performance) to February28,1998, compared to the Lehman Brothers Five-Year State General Obligations Bond Index+ and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average.++

                             [GRAPH APPEARS HERE-SEE APPENDIX]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Five-Year State General Obligations Bond Index and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**  Total return quoted reflects all applicable sales charges.

 + The Lehman Brothers Five-Year State General Obligations Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The Lipper Pennsylvania Intermediate Municipal Debt Funds Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

Marketvest Short-Term Bond Fund

Q What is your analysis of the bond market during the 12-month reporting period?

A The 12-month period ended February 28, 1998 produced positive returns for all sectors of the fixed-income markets. The economy's underlying pace of activity was strong. Overall, the yield curve flattened during the period. In the 2-year or less maturity range, rates fell between 8 and 10 basis points. In contrast, in the 3- to 5-year range rates fell nearly 35 basis points. Looking forward, on the price front, the story remains favorable, with no signs of pending inflationary pressures. The bond market continues to believe that the Federal Reserve Board will leave interest rates unchanged over the next three months.

Q How did Marketvest Short Term Bond Fund perform in terms of income and total return in this environment?

A With the bond market rallying through the reporting period, the 30-day yield for the fund declined to 5.17% on February 28, 1998.* On a total return basis, the fund produced a total return based on net asset value on February 28, 1998 of 5.98%.* At the period-end, the fund's duration was 1.44 years and the average life of the holdings was 6.58 years.

Q How were the fund's assets allocated among the various fixed income sectors at the end of the period?

A As of February 28, 1998, the allocation was as follows:

    1.5%  Treasuries
   14.4%  Agencies and Mortgage-Backed
   19.6%  Asset-Backed
   48.1%  Corporate Bonds and Notes
   15.0%  Cash Equivalents

Q What is your outlook for the fixed income markets for early 1998?

A As we enter 1998, we are constructive on the domestic bond market. We expect that interest rates will remain stable to slightly lower based on our outlook for slowing domestic growth and low inflation, as well as continued demand for U.S. dollar denominated securities in response to continued instability in the Asian markets. With the expectation for a relatively flat yield curve, we anticipate holding duration at a level neutral to slightly long to the Lehman benchmark, as the advantage to extend is limited. Emphasis will remain on selectively overweighting the corporate sector, particularly in the financial, telecommunication and energy industries, but as the economy slows and corporate balance sheets come under pressure, the trade of choice will be to upgrade credit quality. Until we begin to see signs of stability in Asia, we expect that the downward course of interest rates will cause mortgages to underperform the other sectors of the market.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The quoted total return for the fund does not reflect the sales charge some customers may incur.

Marketvest Short-Term Bond Fund

         Growth of $10,000 Invested in Marketvest Short-Term Bond Fund

    The graph below illustrates the hypothetical investment of $10,000* in the Marketvest Short-Term Bond Fund (the "Fund") from April 1, 1996 (start of performance) to February 28, 1998, compared to the Lehman Brothers 1-3 Year Government Index+and the Lipper Short-Term Investment Grade Debt Average.++

                             [GRAPH APPEARS HERE]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers 1-3 Year Government Index and the Lipper Short-Term Investment Grade Debt Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**  Total return quoted reflects all applicable sales charges.

 + The Lehman Brothers 1-3 Year Government Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The Lipper Short-Term Investment Grade Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.


Marketvest Intermediate U.S. Government Bond Fund

Q What is your analysis of the bond market during the 12-month reporting period?

A The 12-month period ended February 28, 1998 produced positive returns for all sectors of the fixed-income markets. The economy's underlying pace of activity was strong. Rates continued to decline in the intermediate to longer end of the yield curve. We were neutral to the Lipper peer group and long to the Lehman benchmark as measured by duration. Looking forward, on the price front, the story remains favorable, with no signs of pending inflationary pressures. The bond market continues to believe that the Federal Reserve Board will leave interest rates unchanged over the next three months.

Q How did Marketvest Intermediate U.S. Government Bond Fund perform in terms of income and total return in this environment?

A With the bond market rallying through the reporting period, the 30-day yield for the fund declined to 5.22% on February 28, 1998.* On a total return basis, the fund produced a total return based on net asset value of 7.40% on February 28, 1998.* At the period-end, the fund's duration was 3.19 years and the average life of the holdings was 14.95 years.

Q How were the fund's assets allocated among the various fixed income sectors at the end of the period?

A As of February 28, 1998, the allocation was as follows:

   33.5%  Treasuries
   16.2%  Agencies
   16.3%  Mortgage-Backed & CMOs
    4.9%  Asset-Backed
   21.1%  Corporate Bonds
    1.0%  Municipals
    1.7%  Preferred Stocks
    6.2%  Cash Equivalents

Q What is your outlook for the fixed income markets for early 1998?

A As we enter 1998, we are constructive on the domestic bond market. We expect that interest rates will remain stable to slightly lower based on our outlook for slowing domestic growth and low inflation, as well as continued demand for U.S. dollar denominated securities in response to continued instability in the Asian markets. With the expectation for a relatively flat yield curve, we anticipate holding duration at a level neutral to slightly long to the Lehman benchmark index, as the advantage to extend is limited. Emphasis will remain on selectively overweighting the corporate sector, particularly in the financial, telecommunication and energy industries, but as the economy slows and corporate balance sheets come under pressure, the trade of choice will be to upgrade credit quality. Until we begin to see signs of stability in Asia, we expect that the downward course of interest rates will cause mortgages to underperform the other sectors of the market.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The quoted total return for the fund does not reflect the sales charge some custormers may incur.

Marketvest Intermediate U.S. Government Bond Fund

Growth of $10,000 Invested in Marketvest Intermediate U.S. Government Bond Fund

   The graph below illustrates the hypothetical investment of $10,000* in the Marketvest Intermediate Government Bond Fund (the "Fund") from April 1, 1996 (start of performance) to February 28, 1998, compared to the Lehman Brothers Intermediate Government/Corporate Bond Index+ and the Lipper Intermediate U.S. Government Funds Average.++

                             [GRAPH APPEARS HERE-SEE APPENDIX]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Intermediate Government/Corporate Bond Index and the Lipper Intermediate U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**  Total return quoted reflects all applicable sales charges.

 + The Lehman Brothers Intermediate Government/Corporate Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The Lipper Intermediate U.S. Government Funds Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

Portfolios of Investments

Marketvest Group of Funds
February 28, 1998

MARKETVEST EQUITY FUND

     Shares                                                           Value
                     COMMON STOCKS--92.0%
                     BASIC INDUSTRY--3.7%
      135,200        Alcan Aluminum, Ltd.                           $ 4,199,650
       48,800        Georgia-Pacific Corp.                            1,113,250
      106,000        Lubrizol Corp.                                   4,087,625
      107,800        PPG Industries, Inc.                             6,986,788
      101,500        Weyerhaeuser Co.                                 5,068,656

                     Total                                           21,455,969

                     Consumer Durables--7.7%
      149,500        Chrysler Corp.                                   5,821,156
       55,700        Eaton Corp.                                      5,350,681
      130,300        Echlin, Inc.                                     6,588,294
       80,800        Goodyear Tire & Rubber Co.                       5,585,300
      119,000        Newell Co.                                       5,459,125
       92,400        Snap-On Tools Corp.                              3,927,000
      108,600        TRW, Inc.                                        5,952,638
       83,300         Whirlpool Corp.                                 5,565,481

                      Total                                          44,249,675

                     Consumer Non-Durables--8.8%
      173,400        Anheuser-Busch Cos., Inc.                        8,128,125
       93,800        Colgate-Palmolive Co.                            7,615,388
       62,600        Heinz (H.J.) Co.                                 3,525,163
      106,000        Kimberly-Clark Corp.                             5,902,875
      124,600        Nike, Inc., Class B                              5,466,825
      139,600        PepsiCo, Inc.                                    5,104,125
       67,600        Sara Lee Corp.                                   3,819,400
       83,800        Unilever N.V., ADR                               5,389,388
      123,600        V.F. Corp.                                       5,894,175
                     Total                                           50,845,464
                     Energy Minerals--8.6%
       80,900        Amoco Corp.                                      6,876,500
      113,400        Atlantic Richfield Co.                           8,816,850
       84,400        Chevron Corp.                                    6,846,950
      104,900        Mobil Corp.                                      7,598,694
      152,100        Phillips Petroleum Co.                           7,452,900
      167,800        Sun Co., Inc.                                    6,701,513
      144,000        Unocal Corp.                                     5,427,000

                     Total                                           49,720,407
                     Finance--10.1%
      152,020        Banc One Corp.                                 $ 8,589,130
       50,500        Bankers Trust
                      New York Corp.                                  5,971,625
       31,500        CIGNA Corp.                                      6,016,500
       47,600        Chase Manhattan Corp.                            5,905,375
       35,700        Citicorp                                         4,730,250
       89,800        Federal National
                      Mortgage Association                            5,730,363
       52,000        J.P. Morgan & Co., Inc.                          6,214,000
      200,000        Norwest Corp.                                    8,187,500
      126,150        Travelers Group, Inc.                            7,032,863
                      Total                                          58,377,606
                     Health Care--11.1%
       79,400        Abbott Laboratories                              5,940,113
       87,200        American Home
                      Products Corp.                                  8,175,000
      158,300        Amgen, Inc.                                      8,409,688
      133,900        Bausch & Lomb, Inc.                              6,000,390
      108,600        Baxter International, Inc.                       6,149,475
      148,000        Becton, Dickinson & Co.                          9,416,500
      109,900        Johnson & Johnson                                8,297,450
       91,400        Medtronic, Inc.                                  4,855,625
      321,500        Mylan Laboratories, Inc.                         6,550,563
                     Total                                           63,794,804
                     Producer Manufacturing--10.8%
      124,000        Allied-Signal, Inc.                              5,277,750
      109,900        Deere & Co.                                      6,168,138
      150,400        Dresser Industries, Inc.                         6,721,000
       74,100        Emerson Electric Co.                             4,728,506
       70,800        General Electric Co.                             5,504,700
       85,600        Honeywell, Inc.                                  6,783,800
      180,600        Ingersoll-Rand Co.                               8,601,075
       92,600        Johnson Controls, Inc.                           5,145,088
      134,600        Tenneco, Inc.                                    5,535,425
       90,000        Xerox Corp.                                      7,981,875
                     Total                                           62,447,357
                     Retail Trade--3.4%
       76,000        Albertsons, Inc.                                 3,557,750
       86,200        Lowe's Cos., Inc.                                5,037,313
                     COMMON STOCKS--continued
                     Retail Trade--continued
       58,600        May Department Stores Co.                      $ 3,559,950
      107,900        Penney (J.C.) Co., Inc.                          7,627,181
                     Total                                           19,782,194
                     Services--0.9%
       95,600        McDonald's Corp.                                 5,234,100
                     Technology--17.1%
      185,300        Applied Materials, Inc.                          6,821,356
       86,100        Avnet, Inc.                                      5,488,875
      289,100        Compaq Computer Corp.                            9,269,264
      150,500        Computer Associates
                      International, Inc.                             7,092,313
       38,200        Dell Computer Corp.                              5,343,225
      122,500        Hewlett-Packard Co.                              8,207,500
      103,000        Intel Corp.                                      9,237,813
       73,900        International Business
                     Machines Corp.                                   7,717,931
       55,537        Lockheed Martin Corp.                            6,480,474
      104,600        Motorola, Inc.                                   5,831,450
      120,400        Raytheon Co., Class B                            7,081,025
       98,400        Rockwell International Corp.                     5,953,200
      155,000        (a)Sterling Software, Inc.                       8,166,563
      105,400        Texas Instruments, Inc.                          6,100,025
                     Total                                           98,791,014
                     Transportation--1.3%
       42,500        Burlington Northern
                      Santa Fe                                        4,234,063
       64,000        Union Pacific Corp.                              3,264,000
                     Total                                            7,498,063
                     Utilities--8.5%
      127,000        BellSouth Corp.                                  7,747,000
      101,192        Duke Energy Corp.                                5,622,481
       52,606        El Paso Natural Gas                              3,491,723
      117,500        GTE Corp.                                        6,359,688
      168,900        Questar Corp.                                    7,178,250
      117,200        SBC Communications, Inc.                         8,863,250
       80,700        Sprint Corp.                                     5,326,200
       84,700        U.S. West, Inc.                                  4,409,694
                     Total                                           48,998,286
                     Total Common Stocks
                       (identified cost $362,836,684)               531,194,939

                     MUTUAL FUND--0.0%
        4,842        Temporary Investment
                       Fund, Inc.
                       (at net asset value)                        $      4,842
                     (b) REPURCHASE
                      AGREEMENT--7.8%
   45,067,597        Dean Witter Reynolds, Inc.,
                       5.54%, dated 2/27/1998,
                       due 3/2/1998
                       (at amortized cost)                           45,067,597
                     Total Investments
                      (identified cost
                      $407,909,123)                                $576,267,378

(See Notes to Portfolios of Investments)

MARKETVEST INTERNATIONAL

EQUITY FUND

    Shares                                                              Value
                        LONG-TERM MUTUAL
                          FUNDS--97.1%
   387,742              American Advantage
                          International Equity Fund                  $   6,696,310
   234,640              American EuroPacific Growth
                          Fund                                           6,680,213
    71,240              GAM International Fund                           2,197,764
   214,636              Harbor International Fund                        8,355,783
   170,250              Hotchkis & Wiley
                          International Fund                             4,177,933
   635,808              Templeton Foreign Fund, Class I                  6,695,060
                        Total Long-Term Mutual Funds
                          (identified cost $32,128,510)                 34,803,063
                        SHORT-TERM MUTUAL
                          FUND--0.0%
     1,279              Temporary Investment Fund, Inc.
                           (at net asset value)                              1,279
  Principal
    Amount                                                                  Value
                        (b)REPURCHASE
                           AGREEMENT--2.2%
 $ 774,195              Dean Witter Reynolds, Inc., 5.54%,
                          dated 2/27/1998, due 3/2/1998
                          (at amortized cost)                          $   774,195
                        Total Investments (identified cost
                          $32,903,984)                                 $35,578,537

(See Notes to Portfolios of Investments)

MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

                                                      Credit
 Principal                                            Rating
  Amount                                              (c)(d)           Value
              LONG-TERM MUNICIPAL
                SECURITIES--97.8%
              PENNSYLVANIA--97.8%
$1,790,000    Allegheny County, PA
              HDA, Refunding Revenue
              Bonds, 5.70% (Magee
              Womens Hospital)/
              (Original Issue
              Yield: 5.85%), 10/1/2001                 AAA           $ 1,883,519
 1,000,000    Allegheny County, PA
              HDA, Revenue Bonds, 5.20% (Magee Womens Hospital)/(FGIC INS)/
              (Original Issue Yield:
              5.30%), 10/1/2005                        AAA             1,047,842
 3,500,000    Allegheny County, PA
              IDA,Refunding Revenue
              Bond, 6.80% (MBIA INS),
              3/1/2015                                 AAA             3,840,641
 5,000,000    Allegheny County, PA,
              GO UT Bonds (Series
              C-45), 5.10% (FGIC INS),
              10/1/2007                                AAA             5,288,360
 5,000,000    Allegheny County, PA,
              Revenue Refunding
              Bonds, 5.00% (Pittsburgh
              International Airport)/
              (MBIA INS)/(Original
              Issue Yield: 5.41%),
              1/1/2019                                 AAA             4,929,630
2,665,000     Allentown, PA Area
              Hospital Authority,
              Refunding Revenue
              Bonds, 6.50% (Original
              Issue Yield: 6.65%),
              11/15/2008                               BBB             2,871,167
 1,390,000    Bensalem Township, PA,
              GO UT Bonds, 5.55%
              (FGIC INS), 12/1/2010                    AAA             1,477,250
 1,000,000    Bethlehem, PA Area School District, GO UT BONDS, 5.70% (MBIA INS),
              3/1/2009, Pre-refunded
              @ 100                                    AAA             1,091,196
$1,000,000    Bethlehem, PA Area School
              District, GO UT BONDS,
              5.75% (MBIA INS)/
              (Original Issue Yield:
              5.80%), 3/1/2010,
              Pre-refunded                             AAA            $ 1,094,550
 3,000,000    Bethlehem, PA Area School
              District, GO UT Bonds,
              5.50% (FGIC INS),
              9/1/2008                                 AAA              3,227,634
 1,635,000    Bethlehem, PA Area School
              District, GO UT Bonds,
              5.85% (MBIA INS)/
              (Original Issue Yield:
              5.90%), 3/1/2012,
              Pre-refunded                             AAA              1,800,552
 4,000,000    Burrell, PA School District,
              GO UT School
              Improvements, 5.25%
              (Original Issue Yield:
              5.45%), 11/15/2010                       AAA              4,189,888
 2,245,000    Cambria County, PA, GO
              UT, 5.00% (FGIC INS),
              8/15/2023                                AAA              2,203,726
 3,045,000    Chester County, PA HEFA,
              Refunding Revenue
              Bonds, 5.30% (Main Line
              Health Systems)/(MBIA
              INS)/(Original Issue
              Yield: 5.40%), 5/15/2007                 AAA              3,210,566
   965,000    Chester County, PA HEFA,
              Refunding Revenue
              Bonds, 5.50% (Chester
              County Hospital, PA)/
              (MBIA INS)/(Original
              Issue Yield: 5.70%),
              7/1/2007                                 AAA              1,042,306
 1,675,000    Chester County, PA HEFA,
              Refunding Revenue
              Bonds, 5.625% (Chester
              County Hospital, PA)/
              (MBIA INS)/(Original
              Issue Yield: 5.90%),
              7/1/2010                                 AAA              1,778,498
$1,985,000    Chester County, PA HEFA,
              Refunding Revenue
              Bonds, 5.625% (MBIA
              INS)/(Original Issue
              Yield: 5.85%), 7/1/2009                  AAA             $2,123,194
 4,000,000    Commonwealth of
              Pennsylvania, GO UT
              Bonds, 5.375% (FGIC
              INS), 5/15/2004                          AAA              4,278,292
 5,000,000    Commonwealth of
              Pennsylvania, GO UT
              Refunding Bonds, 5.375%
              (FGIC INS), 11/15/2007                   AAA              5,423,195
 4,000,000    Commonwealth of
              Pennsylvania, GO UT,
              6.00% (Original Issue
              Yield: 6.20%), 7/1/2009                  AA               4,578,060
2,300,000     Cumberland County, PA
              Municipal Authority,
              Revenue Bond, 5.125%
              (Original Issue Yield:
              5.50%), 10/1/2015                        AAA              2,315,785
5,000,000     Dauphin County, PA
              General Authority,
              Revenue Bonds, 5.00%
              (AMBAC INS),
              Mandatory Put 6/1/2001                   AAA              5,146,565
  830,000     Dauphin County, PA
              General Authority,
              Revenue Refunding
              Bonds, 5.10% (Pinnacle
              Health System)/(MBIA
              INS)/(Original Issue
              Yield: 5.20%), 5/15/2008                 AAA                860,727
  910,000     Dauphin County, PA
              General Authority,
              Revenue Refunding
              Bonds, 5.20% (Pinnacle
              Health System)/(MBIA
              INS)/(Original Issue
              Yield: 5.30%), 5/15/2009                 AAA                945,223
$4,000,000    Delaware County, PA,
              Revenue Bond, 6.00%
              (Original Issue Yield:
              6.21%), 12/15/2020                       BBB+            $4,179,220
 2,000,000    Delaware Valley, PA
              Regional Finance
              Authority, Revenue Bonds
              (Series A), 5.90% (AMBAC
              INS)/(Original Issue
              Yield: 6.00%), 4/15/2016                 AAA              2,109,376
 1,500,000    Erie County, PA Prison
              Authority, Revenue
              Bonds, 6.30% (United
              States Treasury COL)/
              (MBIA INS), 11/1/1999                    AAA              1,557,569
 3,000,000    Geisinger Authority, PA
              Health System, Revenue
              Bonds, 6.50% (Original
              Issue Yield: 7.591%),
              7/1/2007                                 AA               3,148,641
 3,550,000    Hazleton, PA Area School
              District, GO UT
              Refunding Bonds, 5.25%
              (FGIC INS), 3/1/2010                     AAA              3,777,981
 1,000,000    Lancaster County, PA
              Hospital Authority,
              Health Center Refunding
              Revenue Bonds, 4.75%
              (Masonic Homes),
              11/15/2002                               A+               1,017,683
 1,000,000    Lehigh County, PA General
              Purpose Authority, GO
              UT Refunding Bonds
              (Series A), 6.60%
              (AMBAC INS)/(United
              States Treasury PRF),
              10/15/2000 (@100)                        AAA              1,045,659
 1,270,000    Lehigh County, PA General
              Purpose Authority,
              Hospital Refunding
              Revenue Bonds (Series
              1996A), 5.75%
              (Muhlenberg Hospital
              Center)/(Original Issue
              Yield: 5.85%), 7/15/2010                 A                1,325,418
$1,730,000    Lehigh County, PA General
              Purpose Authority,
              Revenue Bonds, 5.75%
              (Muhlenberg Hospital
              Center)/(Original Issue
              Yield: 5.85%), 7/15/2010                 A               $1,805,490
 2,000,000    Lehigh County, PA, GO UT
              Bonds (Series A), 5.50%
              (Original Issue Yield:
              5.60%), 11/15/2011                       Aa3              2,085,704
 2,100,000    Lehigh County, PA, GO UT Bonds (Series A), 5.55% (Original Issue
              Yield:
              5.65%), 11/15/2002                       Aa3              2,189,804
 2,070,000    Montgomery County, PA
              Higher Education and
              Health Authority,
              Revenue Refunding
              Bonds, 5.25% (Holy
              Redeemer Health Care)/
              (AMBAC INS), 10/1/2004                   AAA              2,176,936
 1,275,000    Montgomery County, PA
              Higher Education and
              Health Authority,
              Revenue Refunding
              Bonds, 5.50% (Holy
              Redeemer Health Care),
              10/1/2008                                AAA              1,371,426
 1,550,000    Northampton County, PA
              Higher Education
              Authority, Refunding
              Revenue Bonds, 6.75%
              (Lehigh University)/
              (MBIA INS), 11/15/1999                   AAA              1,623,597
 2,710,000    Northampton County, PA
              Higher Education
              Authority, Revenue
              Bonds, 5.75% (Lehigh
              University)/(MBIA INS),
              8/15/2003                                AAA               2,917,342
 1,000,000    Pennridge, PA School
              District, GO UT Bonds,
              6.40%, 3/15/2001                         Baa1              1,059,988
$1,500,000    Pennsylvania Housing
              Finance Authority,
              Refunding Revenue
              Bonds, 6.00%, 10/1/2013                  AA+              $1,595,661
 2,720,000    Pennsylvania Infrastructure
              Investment Authority,
              Revenue Bonds, 5.25%
              (MBIA INS), 9/1/2007                     AAA               2,900,273
 1,000,000    Pennsylvania Infrastructure
              Investment Authority,
              Revenue Bonds, 6.00%
              (MBIA INS), 9/1/2006                     AAA               1,113,311
 2,145,000    Pennsylvania
              Intergovernmental Coop
              Authority, Refunding
              Revenue Bonds, 5.40%
              (FGIC INS), 6/15/2009                    AAA               2,284,976
 3,300,000    Pennsylvania
              Intergovernmental Coop
              Authority, Revenue
              Bonds, 5.50%
              (Philadelphia Funding
              Program)/(FGIC INS)/
              (Original Issue Yield:
              5.65%), 6/15/2011                        AAA               3,491,083
 5,020,000    Pennsylvania State Higher
              Education Assistance
              Agency, Revenue
              Refunding Bonds, 6.80%
              (FGIC INS), 12/1/2000                    AAA               5,324,222
 3,000,000    Pennsylvania State Higher
              Education Facilities
              Authority, Refunding
              Revenue Bonds (Series A),
              5.50% (University of
              Pennsylvania)/(Original
              Issue Yield: 5.55%),
              1/1/2009                                 AA                3,211,245
 3,500,000    Pennsylvania State Higher
              Education Facilities
              Authority, Revenue
              Bonds, 4.50% (Original
              Issue Yield: 4.85%),
              7/15/2017                                AA                3,275,951
$3,750,000    Pennsylvania State Higher
              Education Facilities
              Authority, Revenue
              Refunding Bonds, 5.35%
              (Presbyterian Medical
              Center)/(Original Issue
              Yield: 5.45%), 1/1/2008                  AA               $4,005,454
 3,035,000    Pennsylvania State Higher
              Education Facilities
              Authority, Revenue
              Refunding Bonds, 5.75%
              (Drexel University)/
              (MBIA INS), 5/1/2003                     AAA               3,256,048
 3,000,000    Pennsylvania State IDA,
              Revenue Bonds, 6.00%
              (AMBAC INS), 7/1/2006                    AAA               3,334,224
 5,000,000    Pennsylvania State IDA,
              Revenue Refunding
              Bonds, 6.00% (AMBAC
              INS), 7/1/2007                           AAA               5,595,005
 5,000,000    Pennsylvania State
              University, Refunding
              Revenue Bonds, 5.30%
              (Original Issue Yield:
              5.40%), 8/15/2003                        AA                5,271,075
 2,000,000    Philadelphia Authority for
              Industrial Development,
              Revenue Bonds, 5.50%
              (Girard Estate Coal
              Mining Project)/(Original
              Issue Yield: 5.75%),
              11/15/2016                               AA                2,054,148
 1,365,000    Philadelphia Authority for
              Industrial Development,
              Revenue Bonds, 6.00%
              (City of Philadelphia
              Project)/(MBIA INS),
              2/15/2007                                AAA               1,516,807
$3,250,000    Philadelphia, PA Hospitals
              & Higher Education
              Facilities Authority,
              Refunding Revenue
              Bonds (Series A), 5.25%
              (Childrens Hospital of
              Philadelphia)/(Original
              Issue Yield: 5.55%),
              2/15/2007                                AA               $3,392,360
 1,350,000    Philadelphia, PA Hospitals
              & Higher Education
              Facilities Authority,
              Revenue Refunding
              Bonds, 7.625% (Albert
              Einstein Medical Center,
              PA)/(Original Issue
              Yield: 7.767%), 4/1/2011                 BBB+              1,419,081
 3,100,000    Philadelphia, PA IDA,
              Revenue Bonds, 5.20%
              (Franklin Institute)/
              (Original Issue Yield:
              5.346%), 6/15/2026                       Baa2              3,050,102
 4,095,000    Philadelphia, PA Municipal
              Authority, Lease Revenue
              Bonds, 7.10% (MBIA INS),
              11/15/2006                               AAA               4,578,574
 5,000,000    Philadelphia, PA School District, GO UT Bonds (Series A), 5.35%
              (MBIA
              INS), 7/1/2003                           AAA               5,292,040
 2,000,000    Philadelphia, PA School District, GO UT Bonds (Series A), 5.85%,
              7/1/2009                                 AAA               2,166,298
 3,500,000    Philadelphia, PA School
              District, GO UT
              Refunding Bonds, 5.30%
              (MBIA INS)/(Original
              Issue Yield: 5.40%),
              7/1/2004                                 AAA               3,704,288
 1,000,000    Philadelphia, PA Water &
              Wastewater System,
              Refunding Revenue
              Bonds, 5.50% (Original
              Issue Yield: 5.61%),
              6/15/2006                                AAA               1,072,850
$3,000,000    Philadelphia, PA Water &
              Wastewater System,
              Refunding Revenue
              Bonds, 6.25% (MBIA INS),
              8/1/2007                                 AAA              $3,402,105
 2,150,000    Philadelphia, PA Water &
              Wastewater System,
              Revenue Refunding
              Bonds, 6.25% (MBIA INS),
              8/1/2008                                 AAA               2,433,523
 2,000,000    Philadelphia, PA, Series A
              Revenue Bonds, 6.00%
              (FGIC INS), 6/15/2004                    AAA               2,192,684
 3,000,000    Pittsburgh, PA, GO UT,
              5.00% (AMBAC INS),
              9/1/2010                                 AAA               3,056,844
 2,000,000    Scranton-Lackawanna, PA
              Health & Welfare
              Authority, Refunding
              Revenue Bonds, 5.625%
              (Mercy Health Care
              Systems)/(MBIA INS)/
              (Original Issue Yield:
              5.75%), 1/1/2016                         AAA               2,075,528
$1,350,000    Scranton-Lackawanna, PA
              Health & Welfare
              Authority, Revenue
              Bonds, 5.45% (Moses
              Taylor Hospital Project),
              7/1/2003                                 BBB             $ 1,378,088
 3,440,000    University of Pittsburgh,
              Refunding Revenue
              Bonds, 5.50% (MBIA
              LOC), 6/1/2002                           AAA               3,624,931
              Total Long-Term
              Municipal Securities
              (identified cost
              $184,084,166)                                            191,108,979
              MUTUAL FUND--1.2%
 2,339,754    Compass Capital
              Pennsylvania Municipal
              Money Market Fund
              (at net asset value)                                       2,339,754
              Total Investments
              (identified cost
              $186,423,920)                                         $  193,448,733

(See Notes to Portfolios of Investments)

MARKETVEST SHORT-TERM
BOND FUND

       Principal
        Amount                                                                               Value
                           ASSET-BACKED
                           SECURITIES--19.6%
                           FINANCE--19.6%
     $1,392,815            AFG Receivables Trust
                           1996-C, 6.950%, 7/15/2001                                $         1,407,049
      2,039,383            AFG Receivables Trust
                           1996-D, 6.650%, 10/15/2001                                         2,057,747
      1,250,000            Amresco Residential Securities
                           Mortgage Loan Trust 1996-5,
                           6.60%, 1/25/2018                                                   1,255,144
      2,000,000            Capital Equipment
                           Receivables Trust 1996-1,
                           6.110%, 7/15/1999                                                  2,004,130
      2,374,757            Green Tree Home
                           Improvement Loan Trust
                           1995-B, 8.150%, 3/15/2015                                          2,445,917
      2,000,000            Green Tree Home
                           Improvement Loan Trust
                           1995-F, 6.750%, 1/15/2021                                          2,001,640
      2,000,000            Green Tree Home
                           Improvement Loan Trust
                           1996-F, 7.250%, 11/15/2027                                         2,063,520
      625,000              Key Auto Finance Trust
                           1997-1, 6.400%, 4/15/2004                                            631,047
      4,098,733            Securitized Asset Sales, Inc.
                           1995-7, 7.000%, 1/25/2026                                          4,114,452
      3,000,000            TMS Home Equity Trust
                           1996-C, 7.400%, 6/15/2021                                          3,054,390
      3,500,000            The Money Store Home
                           Equity Trust 1997-A, 6.345%,
                           11/15/2021                                                         3,500,560
      1,590,000            The Money Store Home
                           Equity Trust 1997-A, 6.675%,
                           4/15/2012                                                          1,598,324
                           Total Asset Backed Securities
                           (identified cost $26,066,153)                                     26,133,920
                           CORPORATE BONDS--40.5%
                           BANKING--1.5%
      2,000,000            Bankers Trust New York
                           Corp., 6.625%, 7/30/1999                                           2,018,840
                           Total                                                              2,018,840
                           Brokerage--6.8%
    $ 2,000,000            Goldman Sachs Group, LP
                           Floating Rate Note, 5.766%,
                           2/23/2000                                                $         2,000,000
      3,000,000            Goldman Sachs Group,
                           LP, 6.056%, 12/22/2000                                             3,011,319
      2,000,000            Lehman Brothers Holdings,
                           Inc., 6.500%, 10/1/2002                                            2,008,334
      2,000,000            Lehman Brothers Holdings,
                           Inc., 6.625%, 11/15/2000                                           2,021,982
                           Total                                                              9,041,635
                           Energy--3.8%
      3,000,000            Husky Oil Ltd., 6.875%,
                           11/15/2003                                                         3,018,630
      2,000,000            Williams Cos., Inc. (The),
                           6.500%, 11/15/2002                                                 2,019,702
                           Total                                                              5,038,332
                           Finance--12.4%
      2,000,000            American General Finance
                           Corp., 7.250%, 3/1/1998                                            2,000,000
      1,000,000            American General Finance
                           Corp., 7.290%, 3/20/1998                                           1,000,558
      1,000,000            Associates Corp. of North
                           America, 7.500%, 5/15/1999                                         1,017,108
      3,000,000            Beneficial Corp., 6.250%,
                           2/18/2003                                                          2,989,923
      1,000,000            Chrysler Financial Corp.,
                           7.500%, 3/16/1998                                                  1,000,465
      1,500,000            General Motors Acceptance
                           Corp., 5.875%, 1/22/2003                                           1,484,691
      2,000,000            General Motors Acceptance
                           Corp., 6.625%, 3/22/1999                                           2,010,924
      2,000,000            New England Educational
                           Loan Marketing Corp.,
                           6.125%, 7/17/1998                                                  2,001,876
      3,000,000            Spieker Properties, Inc.,
                           6.875%, 2/1/2005                                                   3,032,358
                           Total                                                             16,537,903
                           Insurance--3.0%
      2,000,000            Conseco, Inc., 6.400%,
                           2/10/2003                                                          1,981,658
      2,000,000            Travelers Property & Casualty
                           Corp., 6.750%, 4/15/2001                                           2,041,396
                           Total                                                              4,023,054

                           CORPORATE BONDS--
                           CONTINUED
                           Media--0.7%
     $1,000,000            E.W. Scripps Co., 6.375%,
                           10/15/2002                                               $         1,009,804
                           Retail Trade--1.5%
      2,000,000            Rite Aid Corp., 6.700%,
                           12/15/2001                                                         2,031,132
                           Services--3.8%
      3,000,000            Hertz Corp., 7.000%,
                           4/15/2001                                                          3,070,632
      2,000,000            Time Warner, Inc., 6.100%,
                           12/30/2001                                                         1,972,420
                           Total                                                              5,043,052
                           Utilities--7.0%
      3,500,000            360 Communications Co.,
                           7.125%, 3/1/2003                                                   3,604,062
      2,000,000            Salomon, Inc., 6.625%,
                           7/1/2002                                                           2,024,284
      3,500,000            WorldCom, Inc., 7.550%,
                           4/1/2004                                                           3,697,379
                           Total                                                              9,325,725
                           Total Corporate Bonds
                           (identified cost $53,930,809)                                      4,069,477
                           CORPORATE NOTES--6.8%
                           Finance--6.8%
      3,000,000            Comdisco, Inc., 6.500%,
                           4/30/1999                                                          3,018,135
      3,000,000            Ford Motor Credit Corp.,
                           7.000%, 9/25/2001                                                  3,086,043
      3,000,000            Xerox Credit Corp., 7.125%,
                           4/1/1998                                                           3,002,292
                           Total Corporate Notes
                           (identified cost $9,028,170)                                       9,106,470
                           MORTGAGE BACKED
                           SECURITIES--3.9%
                           FINANCE--3.9%
      2,800,000            Contimortgage Home Equity
                           Loan Trust 1997-2, 6.770%,
                           1/15/2012                                                          2,831,990
      1,865,668            Prudential Home Mortgage
                           Securities 1992-45, 6.500%,
                           1/25/2000                                                          1,868,308
      $499,213             Prudential Home Mortgage
                           Securities, 6.250%, 3/25/2000                            $           497,817
                           Total Mortgage Backed
                           Securities (identified cost
                           $5,144,390)                                                        5,198,115
                           U.S. GOVERNMENT
                           AGENCIES--10.5%
                           FEDERAL HOME LOAN MORTGAGE
                           CORPORATION--2.2%
       961,356             5.500%, 10/1/1998                                                    960,962
     2,000,000             7.000%, 8/7/2000                                                   2,011,066
                           Total                                                              2,972,028
                           Federal Home Loan
                           Mortgage Corporation
                           REMIC--3.1%
     1,123,685             6.500%, 10/15/2000                                                 1,129,646
     3,000,000             7.000%, 6/15/2020                                                  3,023,145
                           Total                                                              4,152,791
                           Federal National
                           Mortgage Association--3.8%
      2,000,000            6.580%, 10/26/2001                                                 2,015,246
      3,000,000            7.020%, 9/17/2001                                                  3,053,283
                           Total                                                              5,068,529
                           Federal National Mortgage
                           Association ARM--0.1%
        26,382             6.703%, 4/1/2027                                                      26,690
         3,942             5.154%, 9/1/2027                                                       3,998
                           Total                                                                 30,688
                           Federal National Mortgage
                           Association REMIC--1.3%
     1,714,632             8.000%, 7/25/2018                                                  1,736,097
                           Total U.S. Government
                            Agencies (identified cost
                            $13,887,746)                                                     13,960,133
                           U.S. TREASURY--1.5%
                           U.S. Treasury Notes--1.5%
      2,000,000            United States Treasury Note,
                             6.750%, 6/30/1999
                             (identified cost $2,009,531)                                     2,031,876
                            MUTUAL FUNDS--0.0%
     $    2,131             Temporary Investment Fund,
                            Inc. (at net asset value)                               $             2,131
                            (b)REPURCHASE
                            AGREEMENT--15.0%
      20,084,078            Dean Witter Reynolds, Inc.,
                            5.540%, dated 2/27/1998,
                            due 3/2/1998
                            (at amortized cost)                                              20,084,079
                            Total Investments
                            (identified cost $130,153,009)                          $       130,586,201

(See Notes to Portfolios of Investments)


Marketvest Intermediate U.S. Government Bond Fund

      Principal
       Amount                                                                        Value
                             U.S. GOVERNMENT AGENCY OBLIGATIONS--16.2%
                             FEDERAL NATIONAL MORTGAGE
                             ASSOCIATION--16.2%
      $10,000,000            6.030%, 7/2/1999                                       $10,039,180
       10,000,000            6.030%, 7/7/1999                                        10,039,590
        7,500,000            6.470%, 9/25/2012                                        7,827,900
        7,500,000            7.125%, 4/30/2026                                        8,279,828
        5,000,000            9.500%, 7/1/2017                                         6,786,090
                             Total U.S. Government
                               Agency Obligations
                               (identified cost $42,362,856)                         42,972,588
                              ASSET-BACKED
                              SECURITIES--4.9%
                              FINANCE--4.9%
       3,000,000              Amresco Residential Securities
                              Mortgage Loan Trust 1996-5,
                              6.275%, 4/25/2018                                       2,995,395
       1,886,018              Fleet Finance, Inc. 1993-1,
                              7.300%, 3/20/2023                                       1,907,585
       4,000,000              TMS Home Equity Trust
                              1996-C, 7.400%, 6/15/2021                               4,072,520
       4,000,000              The Money Store Home
                              Equity Trust 1997-A,
                              6.345%, 11/15/2021                                      4,000,640
                              Total Asset-Backed Securities
                              (identified cost $12,982,027)                          12,976,140
                              MORTGAGE BACKED
                              CMO--16.3%
       3,000,000              6.250%, 1/15/2020                                       2,976,258
       5,000,000              6.250%, 9/15/2023                                       4,969,625
       8,500,000              6.500%, 10/25/2023                                      8,489,307
      15,000,000              6.500%, 12/1/2099                                      14,850,000
      11,711,042              7.000%, 9/1/2027                                       11,853,682
                              Total Mortgage Backed CMO
                              (identified cost $42,747,500)                          43,138,872
                              CORPORATE BONDS--21.1%
                              Basic Industry--0.4%
       1,000,000               Fort James Corp.,
                              6.625%, 9/15/2004                                       1,010,371
                              Consumer Non-
                              Durables--0.9%
     $2,500,000               Coca Cola Enterprises, Inc.,
                              6.750%, 1/15/2038                             $         2,464,933
                              Energy--4.7%
      4,500,000               Husky Oil Ltd.,
                              7.550%, 11/15/2016                                      4,587,885
      1,000,000               Occidental Petroleum Corp.,
                              8.270%, 12/2/2002                                       1,036,306
      4,000,000               Saga Petroleum A.S.,
                              9.125%, 7/15/2014                                       4,729,700
      2,000,000               Williams Cos., Inc. (The),
                              6.625%, 11/15/2004                                      2,024,296
                              Total                                                  12,378,187
                              Finance--7.0%
      1,000,000               Banco Santander, 7.875%,
                              4/15/2005                                               1,077,196
      3,000,000               Conseco, Inc., 6.400%,
                              2/10/2003                                               2,972,487
      2,000,000               Conseco, Inc., 8.125%,
                              2/15/2003                                               2,129,442
      3,000,000               Ford Motor Credit Corp.,
                              8.375%, 1/15/2000                                       3,123,774
      2,000,000               Green Tree Financial Corp.,
                              10.250%, 6/1/2002                                       2,195,858
      3,000,000               Green Tree Financial Corp.,
                              6.500%, 9/26/2002                                       2,876,763
      1,000,000               Societe Generale, New York,
                              7.400%, 6/1/2006                                        1,041,715
      3,000,000               Spieker Properties, Inc.,
                              6.750%, 1/15/2008                                       2,972,673
                              Total                                                  18,389,908
                              Services--2.3%
      3,000,000               Royal Caribbean Cruises,
                              Ltd., 8.250%, 4/1/2005                                  3,285,972
      3,000,000               Time Warner, Inc., 6.950%,
                              1/15/2028                                               2,917,353
                              Total                                                   6,203,325
                              Utilities--5.8%
      3,000,000               360 Communications Co.,
                              7.600%, 4/1/2009                                        3,192,012
      3,850,000               Bell Atlantic Corp., 9.375%,
                              7/15/2031                                               4,340,552
                              CORPORATE BONDS--
                              CONTINUED
     $2,500,000               GTE Florida, Inc., 6.860%,
                              2/1/2028                                      $         2,477,735
      2,000,000               Union Electric Co., 8.750%,
                              12/1/2021                                               2,208,860
      3,000,000               WorldCom, Inc., 7.550%,
                              4/1/2004                                                3,169,182
                              Total                                                  15,388,341
                              Total Corporate Bonds
                              (identified cost $56,651,814)                          55,835,065
                              MUNICIPALS--1.0%
                              GENERAL OBLIGATION--1.0%
      2,500,000               New York City, NY,
                              6.400%, 3/15/2001
                              (identified cost $2,519,225)                             2,519,100
                              PREFERRED
                              STOCKS--1.7%
                              FINANCE--1.7%
         20,000               Bank of New York Capital
                              Trust II, 7.800%                                           515,000
         80,000               Simon DeBartolo Group, Inc.
                              Multicoupon Rate, 7.890%                                 3,992,560
                              Total Preferred Stocks
                              (identified cost $4,532,000)                             4,507,560
                              U.S. TREASURY
                              OBLIGATIONS--33.5%
                              U.S. TREASURY BONDS--12.3%
      25,000,000              United States Treasury
                              Bond, 7.500%, 5/15/2002                                 26,757,825
       5,000,000              United States Treasury
                              Bond, 9.125%, 5/15/2009                                  5,865,630
                              Total                                                   32,623,455
                              U.S. Treasury Notes--21.2%
      24,000,000              United States Treasury Note,
                              8.000%, 8/15/1999                                       24,817,512
       3,000,000              United States Treasury Note,
                              9.000%, 5/15/1998                                        3,022,503
    $27,000,000               United States Treasury Note,
                              9.125%, 5/15/1999                              $        28,113,776
                              Total                                                   55,953,791
                              Total U.S. Treasury
                              Obligations
                              (identified cost $88,997,813)                           88,577,246
                              MUTUAL FUND--0.0%
      5,612                   Temporary Investment Fund,
                              Inc. (at net asset value)                                    5,612
                              (b)REPURCHASE
                              AGREEMENT--6.2%
      16,307,091              Dean Witter Reynolds, Inc.,
                              5.540%, dated 2/27/1998,
                              due 3/2/1998
                              (at amortized cost)                                     16,307,091
                              Total Investments
                              (identified cost
                              $267,105,938)                                  $       266,839,274

(See Notes to Portfolios of Investments)

Notes to Portfolios of Investments

Marketvest Group of Funds
February 28, 1998
(a) Non-income producing security.
(b) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.
(c) Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings.
(d)  Unaudited
The following acronyms are used throughout this portfolio: ADR --American Depository Receipt AMBAC--American Municipal Bond Assurance Corporation COL --Collateralized FGIC --Financial Guaranty Insurance Company GO --General Obligation HDA --Hospital Development Authority HEFA --Health and Education Facilities Authority IDA --Industrial Development Authority INS --Insured LOC --Letter of Credit LP --Limited Partnership MBIA --Municipal Bond Investors Assurance PRF --Prerefunded REMIC --Real Estate Mortgage Investment Conduit UT --Unlimited Tax

                                             Cost of
                                           Investments         Net              Gross           Gross             Total
                                                           Unrealized
                                           For Federal    Appreciation       Unrealized      Unrealized            Net
 Fund                                      Tax Purposes   (Depreciation)    Appreciation    Depreciation         Assets*
 Marketvest Equity Fund                   $ 407,909,123    $168,358,255      $170,641,071    $  2,282,816      $577,154,317
 Marketvest International
  Equity Fund                             $  32,903,984    $  2,674,553      $  2,795,357    $    120,804      $ 35,857,735
 Marketvest Pennsylvania
  Intermediate
 Municipal Bond Fund                      $ 186,423,920    $  7,024,813      $  7,138,975    $    114,162      $195,321,750
 Marketvest Short-Term
  Bond Fund                               $ 130,153,009    $    433,192      $    706,788    $    273,596      $133,544,272
 Marketvest Intermediate
  U.S. Government
 Bond Fund                                $ 267,134,688    $   (295,414)     $  1,253,039    $  1,548,453      $264,565,602

*The categories of investments are shown as a percentage of net assets at February 28, 1998.

(See Notes which are an integral part of the Financial Statements)

Statements of Assets and Liabilities

Marketvest Group of Funds
February 28, 1998

                                                                              Marketvest                        Marketvest
                                                                             Pennsylvania                      Intermediate
                                                            Marketvest       Intermediate     Marketvest           U.S.
                                             Marketvest    International       Municipal      Short-Term        Government
                                            Equity Fund     Equity Fund        Bond Fund       Bond Fund         Bond Fund
 Assets:
   Investments in
    repurchase agreements                  $  45,067,597    $    774,195      $         --    $ 20,084,079      $ 16,307,091
   Investments in
    securities                               531,199,781      34,804,342       193,448,733     110,502,122       250,532,183
   Total investments in
    securities, at value                     576,267,378      35,578,537       193,448,733     130,586,201       266,839,274
   Cash                                               --           4,819               702         929,540               681
   Income receivable                           1,307,759         250,295         2,578,523       1,579,465         3,535,051
   Receivable for
    investments sold                                  --              --                --              --        10,153,972
   Receivable for shares
    sold                                          64,000             540                --         938,924           122,288
   Prepaid expenses                                   --          18,222                --              --                --
   Deferred organizational
    costs                                         25,641           5,322            30,860          24,671            24,709
     Total assets                            577,664,778      35,857,735       196,058,818     134,058,801       280,675,975
 Liabilities:
   Payable for investments
    purchased                                         --              --                --              --        14,866,094
   Payable for shares
    redeemed                                      67,686              --                --         125,177           148,416
   Income distribution
    payable                                           --              --           611,097         283,080           919,460
   Payable to bank                                84,007              --                --              --                --
   Accrued expenses                              358,768              --           125,971         106,272           176,403
     Total liabilities                           510,461              --           737,068         514,529        16,110,373
 Net Assets Consist of:
   Paid in capital                           375,819,872      32,912,932       187,190,228     133,384,056       266,689,146
   Net unrealized
    appreciation
   (depreciation) of
    investments                              168,358,255       2,674,553         7,024,813         433,192          (266,664)
   Accumulated net
    realized gain (loss)
   on investments                             32,858,936         549,072         1,089,664        (320,255)       (1,871,105)
   Undistributed net
    investment income/
   distributions in excess
    of net
   investment income                             117,254        (278,822)           17,045          47,279            14,225
     Total Net Assets                      $ 577,154,317    $ 35,857,735      $195,321,750    $133,544,272      $264,565,602
 Net Asset Value Per
  Share, and
 Redemption Proceeds Per
  Share
 (net assets 3 shares
  outstanding)                                    $14.00          $10.85            $10.28    $       9.96      $       9.85
 Offering Price Per
  Share****                                       $14.70*      $11.02***          $10.65**    $    10.32**      $    10.21**
 Shares Outstanding:                          41,226,839       3,306,033        18,992,664      13,404,080        26,847,913
 Investments, at
  identified cost                          $ 407,909,123    $ 32,903,984      $186,423,920    $130,153,009      $267,105,938
 Investments, at tax cost                  $ 407,909,123    $ 32,903,984      $186,423,920    $130,153,009      $267,134,688

*Computation of offering price: 100/95.25 of net asset value.

**Computation of offering price: 100/96.50 of net asset value.
***Computation of offering price: 100/98.50 of net asset value.
****See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

Statements of Operations
Marketvest Group of Funds
Year Ended February 28, 1998

                                                                         Marketvest                        Marketvest
                                                                        Pennsylvania                      Intermediate
                                                         Marketvest     Intermediate     Marketvest           U.S.
                                       Marketvest       International     Municipal      Short-Term        Government
                                      Equity Fund       Equity Fund(a)    Bond Fund       Bond Fund         Bond Fund
 Investment income:
   Dividends                         $  10,815,128      $  809,650      $         --    $         --      $     48,816
   Interest                              1,849,687         124,885        10,753,867       9,348,644        20,647,768
     Total income                       12,664,815         934,535        10,753,867       9,348,644        20,696,584
 Expenses:
   Investment advisory fee               5,823,743         245,375         1,566,750       1,062,137         2,022,537
   Administrative                          873,562          68,545           313,350         212,427           404,507
   personnel and
   services fee
   Custodian fees                           68,410          12,293            38,595          29,382            40,350
   Transfer and
   dividend
   disbursing agent
   fees and expenses                        30,883          13,860            20,674          20,551            31,490
   Directors'/Trustees'
    fees                                    15,960             965             7,098           3,179             7,358
   Auditing fees                            24,160          12,106            24,160          24,160            27,718
   Legal fees                               11,576           8,614             8,183           8,207             9,844
   Portfolio accounting
    fees                                    97,051          37,567            80,513          44,787            76,237
   Share registration costs                 17,996          34,956            10,257          14,099            18,705
   Printing and postage                      8,063           9,876            11,564           6,517            10,406
   Insurance premiums                        5,840           2,505               582           5,129             1,068
   Taxes                                        --              --                --              34             3,491
   Miscellaneous                            18,790           6,363            17,224          12,141            13,171
     Total expenses                      6,996,034         453,025         2,098,950       1,442,750         2,666,882
     Waivers and
     Reimbursements--
     Waiver of                          (1,164,749)        (56,625)         (313,350)       (212,427)         (404,507)
     investment
     advisory fee
   Waiver of administrative
   personnel and services
    fee                                         --         (28,899)          (93,423)        (63,342)         (120,670)
   Waiver of custodian fees                     --              --           (13,144)             --                --
   Reimbursement
   of other
   operating
   expenses                                     --         (84,954)               --              --                --
   Total waivers                         (1,164,749)       (170,478)         (419,917)       (275,769)         (525,177)
   and
   reimbursements
   Net expenses                           5,831,285         282,547         1,679,033       1,166,981         2,141,705
   Net investment income                  6,833,530         651,988         9,074,834       8,181,663        18,554,879
Realized and
   Unrealized Gain
   (Loss)
   on Investments:
   Net realized                          80,122,742       1,295,640         1,985,168        (316,674)         (922,705)
   gain (loss) on
   investments
   Net change in
   unrealized
   appreciation/
   depreciation of
   investments                           71,490,145       2,674,553         2,424,443         584,453         2,239,247
Net realized
 and unrealized
 gain (loss)
 on investments                          151,612,887       3,970,193         4,409,611         267,779         1,316,542
Change in net
  assets resulting
  from operations                      $ 158,446,417    $  4,622,181      $ 13,484,445    $  8,449,442      $ 19,871,421

(a) For the period from April 1, 1997 (date of initial public investment) to February 28, 1998.

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in
   Net Assets
Marketvest Group of Funds

                                                                          Marketvest       Marketvest Pennsylvania
                                              Marketvest Equity          International    Intermediate Municipal
                                                    Fund                  Equity Fund            Bond Fund
                                         Period Ended    Year Ended       Period Ended     Year Ended       Period Ended
                                         February 28,   February 28,      February 28,     February 28,      February 28,
                                            1998           1997(a)           1998(b)          1998             1997(a)
Increase
 (Decrease) in
 Net Assets
Operation:
   Net investment income                $   6,833,530    $  5,939,224      $    651,988    $  9,074,834      $  9,060,687
   Net realized
    gain (loss) on
    investment
    transactions                            80,122,742      21,301,868         1,295,640       1,985,168          (365,577)
   Net change in
    unrealized
    appreciation/
    depreciation                            71,490,145      96,868,110         2,674,553       2,424,443         4,600,370
 Change in net assets
  resulting
  from operations                          158,446,417       124,109,202       4,622,181        13,484,445   13,295,480
 Distributions to
  Shareholders:
   Distributions from net
    investment
     income                                (6,767,603)     (5,887,897)         (930,810)     (9,057,789)       (9,060,687)
   Distributions from net
    realized gain
   on investments                         (59,361,856)     (8,725,186)         (746,568)       (529,927)               --
     Change in net assets
      resulting from
     distributions to
      shareholders                        (66,129,459)    (14,613,083)       (1,677,378)     (9,587,716)       (9,060,687)
 Share Transactions:
   Proceeds from sale of
    shares                                 81,207,114     471,399,997        50,153,221      23,203,399       246,896,507
   Net asset value of
    shares issued to
   shareholders in payment
    of
   distributions declared                  32,139,057       6,978,053         1,438,541          16,936             5,376
     Cost of shares
      redeemed                           (169,397,536)    (46,985,445)      (18,678,830)    (53,188,428)      (29,843,562)
     Change in net assets
      resulting from
     share transactions                   (56,051,365)    431,392,605        32,912,932     (29,968,093)      217,058,321
      Change in net assets                 36,265,593     540,888,724        35,857,735     (26,071,364)      221,293,114
 Net Assets:
   Beginning of period                    540,888,724              --                --     221,393,114           100,000
   End of period                        $ 577,154,317    $540,888,724      $ 35,857,735    $195,321,750      $221,393,114
   Undistributed                        $     117,254    $     51,327      $   (278,822)   $     17,045      $         --
   net investment
   income
   Net realized
   gain (loss) as
   computed
   for federal
   income tax
   purposes                             $  80,122,742    $ 21,301,868      $  1,295,640    $  1,985,168      $   (365,577)

(a) For the period from April 1, 1996 (date of initial public investment) to February 28, 1997. (b) For the period from April 1, 1997 (date of initial public investment) to February 28, 1998. (See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

Marketvest Group of Funds

                                                                                          Marketvest  Intermediate
                                                           Marketvest  Short-Term              U.S. Govemment
                                                                 Bond Fund                        Bond Fund
                                                       Year Ended       Period Ended     Year Ended       Period Ended
                                                      February 28,      February 28,    February 28,      February 28,
                                                          1998             1997(a)          1998             1997(a)
Increase (Decrease) in Net Assets
 Operation:
   Net investment income                               $  8,181,663      $  6,513,471    $ 18,554,879      $ 13,729,812
   Net realized gain (loss) on
    investment transactions                                (316,674)           (3,581)       (922,705)         (948,400)
   Net change in unrealized
    appreciation/depreciation                                584,453          (151,261)      2,239,247        (2,505,911)
   Change in net assets resulting
    from operations                                       8,449,442         6,358,629      19,871,421        10,275,501
 Distributions  to Shareholders:
  Distributions from net
  investment  income                                     (8,139,747)       (6,508,108)    (18,542,241)      (13,728,225)
  Distributions from net
  realized gain on investments                                   --                --              --                --
  Change in net assets resulting from
   distributions to shareholders                         (8,139,747)       (6,508,108)    (18,542,241)      (13,728,225)
 Share Transactions:
   Proceeds from
   sale of shares                                        25,179,477       166,519,656      69,240,733       279,905,103
   Net asset value of shares
   issued to shareholders in
   payment of distributions
   declared                                               4,387,077         3,233,858       5,185,301         3,481,126
   Cost of shares redeemed                              (42,509,794)      (23,426,218)    (70,231,435)      (20,991,682)
    Change in net assets resulting                      (12,943,240)      146,327,296       4,194,599       262,394,547
    from share transactions
      Change in net assets                              (12,633,545)      146,177,817       5,523,779       258,941,823
 Net Assets:
   Beginning of period                                  146,177,817                --     259,041,823           100,000
   End of period                                       $133,544,272      $146,177,817    $264,565,602      $259,041,823
   Undistributed net
   investment income                                   $     47,279      $      5,363    $     14,225      $      1,587
   Net realized
   gain (loss) as
   computed for federal
   income tax purposes                                            $   (314,430)     $     (3,581)   $   (918,642)     $   (923,712)

(a) For the period from April 1, 1996 (date of initial public investment) to February 28, 1997. (See Notes which are an integral part of the Financial Statements)

Financial Highlights
  (For a share outstanding
   throughout the periods)

                                                                               Distributions  Distributions
                                                     Unrealized                    to              to                          Net
                           Net Asset                 Gain/(Loss)               Shareholders    Shareholders                   Asset
                             Value,       Net             on      Total From     From Net       From Net                      Value,
                           Beginning   Investment    Investment   Investment    Investment    Realized Gain        Total      End of
  Period Ended             of Period     Income     Transactions  Operations      Income      on Investments   Distributions  Period
Marketvest Equity Fund
2/28/97(a)                    $10.00     0.14           2.10          2.24        (0.14)         (0.19)           (0.33)      $11.91
2/28/98                       $11.91     0.15           3.45          3.60        (0.15)         (1.36)           (1.51)      $14.00
Marketvest International
 Equity Fund
2/28/98(b)                    $10.00     0.15           1.12          1.27        (0.23)         (0.19)           (0.42)      $10.85
Marketvest Pennsylvania
 Intermediate Municipal
 Bond Fund
2/28/97(a)                    $10.00     0.40           0.09          0.49        (0.40)            --            (0.40)      $10.09
2/28/98                       $10.09     0.40           0.19          0.59        (0.40)            --            (0.40)      $10.28
Marketvest Short-Term
 Bond Fund
2/28/97(a)                    $10.00     0.49          (0.05)         0.44        (0.49)            --            (0.49)      $ 9.95
2/28/98                        $9.95     0.57           0.01          0.58        (0.57)            --            (0.57)      $ 9.96
Marketvest Intermediate
 U.S. Government Bond
 Fund
2/28/97(a)                    $10.00     0.59          (0.18)         0.41        (0.59)            --            (0.59)      $ 9.82
2/28/98                        $9.82     0.67           0.03          0.70        (0.67)            --            (0.67)      $ 9.85

(a) Reflects operations for the period from April 1, 1996 (date of initial public investment) to February 28, 1997.
(b) Reflects operations for the period from April 1, 1997 (date of initial public investment) to February 28, 1998.
(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) Computed on an annualized basis.
(e) This voluntary expense decrease is reflected in both the expenses and net investment income ratios shown.
(f) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)


                                 Ratios to Average Net Assets
                                             Net                                   Net Assets     Portfolio    Average
    Total                                 Investment                Expense       End of Period   Turnover    Commission
  Return(c)      Expenses                   Income                  Waiver(e)     (000 omitted)     Rate         Rate Paid(f)
  22.77%              1.05%(d)           1.48%(d)                       0.21%(d)       $540,889          37%     $0.0616
  31.64%              1.00%              1.17%                          0.20%          $577,154          30%     $0.0632

  12.95%              0.75%(d)           1.73%(d)                       0.45%(d)       $ 35,858          43%          --

  5.03%               0.83%(d)           4.41%(d)                       0.19%(d)       $221,393          86%          --
  6.68%               0.80%              4.43%                          0.20%          $195,322          57%          --

  4.49%               0.90%(d)           5.47%(d)                       0.18%(d)       $146,178         112%          --
  5.98%               0.82%              5.78%                          0.19%          $133,544         135%          --

  4.18%               0.85%(d)           6.54%(d)                       0.18%(d)       $259,042         255%          --
  7.40%               0.79%              6.88%                          0.19%          $264,198         431%     $0.0600

  Notes to Financial Statements

Marketvest Group of Funds
February 28, 1998

  (1) ORGANIZATION


The Marketvest Group of Funds consists of Marketvest Funds, Inc. (the "Corporation") and Marketvest Funds (the "Trust") which are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Corporation and the Trust consist of five portfolios (individually referred to as the "Fund" or collectively as the "Funds") which are presented herein:


Portfolio Name                                                Diversification                   Investment Objective
Marketvest Equity Fund*                                       diversified                     Provide growth of principal.
("Equity Fund")

Marketvest International Equity Fund**                        diversified                     Provide long-term capital appreciation
("International Equity Fund")                                                                 by investing primarily in shares of
                                                                                              other mutual funds.
Marketvest Pennsylvania Intermediate Municipal Bond Fund** non-diversified
Provide current income which is ("Pennsylvania Intermediate Municipal Bond
Fund") exempt from federal regular income tax and the personal and corporate income taxes imposed
                                                                                              by the Commonwealth of
                                                                                              Pennsylvania.
Marketvest Short-Term Bond Fund*                              diversified                     Provide current income.
("Short-Term Bond Fund")
Marketvest Intermediate U.S. Government Bond Fund*            diversified                     Provide current income.
("Intermediate U.S. Government Bond Fund")

 *A portfolio of Marketvest Funds, Inc.
**A portfolio of Marketvest Funds.
The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

In March of 1998, an Agreement and Plan of Reorganization were executed to reorganize each portfolio of Marketvest FundsInc. and each portfolio of Marketvest Funds with a portfolio of ARK Funds having similar investment objectives and policies. All assets and liabilities were transferred to ARK Funds. Marketvest Funds Inc. and Marketvest Funds were terminated and dissolved.

Marketvest Fund shareholders received shares of the following corresponding ARKFunds portfolios. Unlike Marketvest Funds, each ARKFunds portfolio currently has two classes of shares outstanding, Retail Class and Institutional Class. Marketvest Funds shareholders received Institutional Class shares in the reorganizations.

       Marketvest Funds                                               ARKFunds
Marketvest Short-Term Bond Fund                               ARKShort-Term Bond Portfolio
Marketvest Intermediate U.S. Government Bond Fund             ARKU.S. Government Bond Portfolio
Marketvest Pennsylvania Intermediate Municipal Bond Fund      ARKPennsylvania Tax-Free Portfolio
Marketvest Equity Fund                                        ARKValue Equity Portfolio
Marketvest International Equity Fund                          ARKInternational Equity Selection Portfolio

  (2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term debt securities are valued at the prices provided by an independent pricing service. However, short-term debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

   Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors/Trustees (the "Directors/ Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

   Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax arenecessary.

   At February 28, 1998, the Funds, for federal tax purposes, had a capital loss carryforward, as noted below, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                                                               Total Capital
                                                                                 Tax Loss
   Fund                                                                         Carryforward
   Short-Term Bond Fund                                                          $  318,011
   Intermediate U.S. Government Bond Fund                                        $1,842,354

Pursuant to the Code, such capital loss carryforward will expire as follows:

                Short-Term Bond Fund                        Intermediate U.S. Government Bond Fund
   Expiration Year              Expiration Amount            Expiration Year    Expiration Amount
      2005                           $  3,581                        2005           $  923,712
      2006                            314,430                        2006              918,642

   Additionally, net capital losses of $2,244, attributable to security transactions incurred after October 31, 1997 are treated as arising on the first day of Short-Term Bond Fund's next taxable year (March 1, 1998).

   When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other--Investment transactions are accounted for on the trade date.

  (3) SHARE TRANSACTIONS


The Articles of Incorporation permit the Directors of the Corporation to issue full and fractional shares of common stock in each Fund as follows:

Fund                                       Authorized Shares  Par Value
 Equity Fund                                   1,000,000,000    $0.0001
 Short-Term Bond Fund                          1,000,000,000    $0.0001
 Intermediate U.S. Government Bond Fund        1,000,000,000    $0.0001

The Declaration of Trust permits the Trustees of Pennsylvania Intermediate Municipal Bond Fund and the International Equity Fund to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


                                                                          International            Pennsylvania Intermediate
                                           Equity Fund                     Equity Fund                Municipal Bond Fund
                                 Year Ended          Period Ended         Period Ended           Year Ended         Period Ended
                              February 28, 1998   February 28, 1997*   February 28, 1998**   February 28, 1998   February 28, 1997*
  Shares sold                         6,183,760          49,148,379              4,943,427           2,308,268          24,915,809
  Shares issued to
  shareholders in payment
   of
  distributions declared              2,486,729             626,699                140,013               1,677                 535
  Shares redeemed                   (12,877,294)         (4,341,434)            (1,777,407)         (5,265,233)         (2,978,392)
  Net change resulting from
  share transactions                 (4,206,805)         45,433,644              3,306,033          (2,955,288)         21,937,952

 *For the period from April 1, 1996 (date of initial public investment) to February 28, 1997.

**For the period from April 1, 1997 (date of initial public investment) to February 28, 1998.

                                                                                                Intermediate U.S.
                                             Short-Term Bond  Fund                              Government Bond Fund
                                               Year Ended           Period Ended          Year Ended         Period Ended
                                            February 28, 1998    February 28, 1997*    February 28, 1998     February 28, 1997*
  Shares sold                                       2,528,189             16,727,339           7,072,224          28,154,162
  Shares issued to
   shareholders in
  payment of distributions
   declared                                           440,487                324,445             529,314             351,509
  Shares redeemed                                  (4,262,730)            (2,353,650)         (7,146,010)         (2,123,286)
  Net change resulting from
  share transactions                               (1,294,054)            14,698,134             455,528          26,382,385

 * For the period from April 1, 1996 (date of initial public investment) to February 28, 1997. **For the period from April 1, 1997 (date of initial public investment) to February 28, 1998.

(4) INVESTMENT ADVISORY FEE AND OTHER

TRANSACTIONS WITH AFFILIATES


Investment Advisory Fee--Dauphin Deposit Bank and Trust Company, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

                                                            Annual
 Fund                                                        Rate
 Equity Fund                                                1.00%
 International Equity Fund                                  0.65%
 Pennsylvania Intermediate Municipal Bond Fund              0.75%
 Short-Term Bond Fund                                       0.75%
 Intermediate U.S. Government Bond Fund                     0.75%

The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on a percentage of each Fund's average daily net assets. FAS may voluntarily choose to waive a portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Dauphin Deposit Bank and Trust Company is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. The custodian may voluntarily choose to waive a portion of its fee. The custodian can modify or terminate this voluntary waiver at any time at its sole discretion.

Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. Each Fund's initial organizational expenses and the portion expensed for the year or period ended February 28, 1998, are asfollows:

(5) INVESTMENT TRANSACTIONS

                                                  Expenses of
                                                  Organizing    Expenses
Fund                                               the Funds   Reimbursed
 Equity Fund                                          $32,052      $6,411
 International Equity Fund                            $ 5,703      $  381
 Pennsylvania Intermediate Municipal Bond Fund        $38,575      $7,715
 Short-Term Bond Fund                                 $30,839      $6,168
 Intermediate U.S. Government Bond Fund               $30,886      $6,177

Interfund Transactions--During the period ended February 28, 1998, the Corporation and Trust engaged in purchase transactions with trust funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase transactions were made at current market value or cost pursuant to Rule 17a-7 under the Act. Interfund transactions were as follows:

 Fund                                                 Purchases     Sales
 International Equity Fund                            $32,051,537     $0

General--Certain of the Officers and Directors or Trustees of the Corporation and Trust are Officers and Directors or Trustees of the above companies.

  (6) CONCENTRATION OF CREDIT RISK

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1998, were as follows:

    Fund                                                  Purchases         Sales
 Equity Fund                                            $  164,752,622  $  301,015,859
 International Equity Fund                              $   47,201,537  $   16,368,667
 Pennsylvania Intermediate Municipal Bond Fund          $  115,814,369  $  145,907,213
 Short-Term Bond Fund                                   $  172,726,853  $  188,243,508
 Intermediate U.S. Government Bond Fund                 $1,105,542,777  $1,100,925,937

Since Pennsylvania Intermediate Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at February 28, 1998, 64.2% of the securities in Pennsylvania Intermediate Municipal Bond Fund are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 32.4% of total investments.

International Equity Fund invests in regulated investment companies that invest in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of the regulated investment companies' portfolio securities and currency holdings.


Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors, Trustees and Shareholders of

MARKETVESTFUNDS, INC. and MARKETVESTFUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Marketvest Funds, Inc., (Marketvest Equity Fund, Marketvest Short-Term Bond Fund, and Marketvest Intermediate U.S. Government Bond Fund, respectively) and Marketvest Funds (Marketvest International Equity Fund and Marketvest Pennsylvania Intermediate Municipal Bond Fund) as of February28, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 28, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also incudes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marketvest Funds, Inc. (Marketvest Equity Fund, Marketvest Short-Term Bond Fund, and Marketvest Intermediate U.S. Government Bond Fund, respectively) and Marketvest Funds (Marketvest International Equity Fund and Marketvest Pennsylvania Intermediate Municipal Bond Fund) at February 28, 1998, and the results of their operations, changes in their net assets, and financial highlights for the period presented therein, in conformity with generally accepted accounting principles.

                                                ERNST&YOUNGLLP

Pittsburgh, Pennsylvania

April 16, 1998



                           MARKETVEST GROUP OF FUNDS

                        Directors/Trustees and Officers
DIRECTORS/TRUSTEES

MARTIN B. EBBERT, JR.

EDWARD C. GONZALES

CLYDE M. MCGEARY

GEORGE A. OMINSKI

RICHARD SEIDEL

OFFICERS

Edward C. Gonzales
Chairman, President and Treasurer

Jeffrey W. Sterling
Vice President and Assistant Treasurer

Victor R. Siclari
Secretary

Timothy S. Johnson
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.




                                    APPENDIX


A 1. The graphic presentation here displayed consists of a legend top left corner indicating the components of the corresponding line graph. Marketvest Equity Fund (the "Fund")is represented by solid line. The S&P 500 is represented by a dotted line. The Lipper Growth Fund Average is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the S&P 500 and Lipper Growth Fund Average. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 4/1/96, through 2/28/98. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to S&P 500 and Lipper Growth Fund Average; the ending values are $15,394, $16,871 and $15,490, respectively. There is also a legend below the graphic presentation which indicates the Average Annual Total Return for the period ended 2/28/98, beginning with the inception date of the Fund 4/1/96, and the one-year period; the Average Annual Total Returns are 25.12% and 25.43%, respectively.

A 2. The graphic presentation here displayed consists of a legend top left corner indicating the components of the corresponding line graph. Marketvest International Equity Fund (the "Fund")is represented by solid line. The Europe, Australia and Far East Index is represented by a dotted line. The Lipper International Funds Average is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Europe, Australia and Far East Index and Lipper International Funds Average. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 5/31/91, through 2/28/98. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to EAFE Index and Lipper International Funds Average; the ending values are $20,085, $15,500 and $18,903, respectively. There is also a legend below the graphic presentation which indicates the Average Annual Total Return for the period ended 2/28/98, beginning with the inception date of the Fund 5/31/91, and the one-year (cumulative) and five-year periods; the Average Annual Total Returns are 10.88%, 11.28% and 15.22%, respectively.

A 3. The graphic presentation here displayed consists of a legend top left corner indicating the components of the corresponding line graph. Marketvest Pennsylvania Intermediate Municipal Bond Fund (the "Fund")is represented by solid line. The Lehman Brothers Five-Year State General Obligations Bond Index (the "Index") is represented by a dotted line. The Lipper Pennsylvania Intermediate Municipal Debt Funds Average (the "Average") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Index and Average. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 4/1/96, through 2/28/98. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to Index and Average; the ending values are $10,812, $11,206 and $11,517, respectively. There is also a legend below the graphic presentation which indicates the Average Annual Total Return for the period ended 2/28/98, beginning with the inception date of the Fund 4/1/96, and the one-year period; the Average Annual Total Returns are 4.15% and 2.91%, respectively.

A. 4. The graphic presentation here displayed consists of a legend top left corner indicating the components of the corresponding line graph. Marketvest Short-Term Bond Fund (the "Fund")is represented by solid line. The Lehman Brothers 1-3 Year Government Index (the "Index") is represented by a dotted line. The Lipper Short Investment Grade Debt Average (the "Average") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Index and Average. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 4/1/96, through 2/28/98. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to Index and Average; the ending values are $10,686, $11,248 and $11,176, respectively. There is also a legend below the graphic presentation which indicates the Average Annual Total Return for the period ended 2/28/98, beginning with the inception date of the Fund 4/1/96, and the one-year period; the Average Annual Total Returns are 3.52% and 2.28%, respectively.

A. 5. The graphic presentation here displayed consists of a legend top left corner indicating the components of the corresponding line graph. Marketvest Intermediate U.S. Government Bond Fund (the "Fund")is represented by solid line. The Lehman Brothers Intermediate Government/Corporate Bond Index (the "Index") is represented by a dotted line. The Lipper Intermediate U.S. Government Funds Average (the "Average") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the Index and Average. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 4/1/96, through 2/28/98. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to Index and Average; the ending values are $10,787, $11,377 and $11,428, respectively. There is also a legend below the graphic presentation which indicates the Average Annual Total Return for the period ended 2/28/98, beginning with the inception date of the Fund 4/1/96, and the one-year period; the Average Annual Total Returns are 4.08% and 3.61%, respectively.